2025 EXTENSION AND MODIFICATION OF NOTE AND LOAN DOCUMENTS

This 2025 EXTENSION AND MODIFICATION OF NOTE AND LOAN DOCUMENTS (this "Modification") is executed to be effective August 13, 2025, by and among East West Bank, a California state-chartered bank having an address at 9090 Katy Freeway, 3rd Floor, Houston, Texas 77024 ("Lender"), and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Partnership"), Hartman Spectrum, LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Spectrum"), Hartman 11211, LLC, Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman 11211"), Hartman 1400 Broadfield LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Broadfield"), Hartman 16420 Park Ten LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Park Ten"), Hartman 7915 FM 1960 LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman FM 1960"; Hartman Timberway II, LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Timberway"), Hartman Village Pointe, LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Village Pointe"), Hartman Park Ten Place I & II, LLC, Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Park"; and Hartman Partnership, Hartman Spectrum, Hartman 11211, Hartman Broadfield, Hartman Park Ten, Hartman FM 1960, Hartman Timberway, Hartman Village Pointe, and Hartman Park, are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), Hartman vREIT XXI, Inc., a Maryland corporation, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Original Guarantor"), Allen R. Hartman, an individual residing in Harris County, Texas ("Additional Guarantor"; and Original Guarantor and Additional Guarantor are collectively referred to herein as the "Guarantors" and sometimes individually as a "Guarantor"), and Hartman Income REIT Management, Inc., a Texas corporation, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Manager"; and Borrowers, Guarantors and Manager are collectively referred to herein as the "Borrower Parties", and each sometimes individually referred to as a "Borrower Party"). Richardson Tech Center, LLC, a Texas limited liability company, having an address at 11211 Katy Freeway, Suite 309, Houston, Texas 77079 ("Hartman Richardson"), was previously a Borrower, however, pursuant to a release granted by Lender to Hartman Richardson and a release of lien granted to Hartman Richardson of its property, Hartman Richardson is no longer a Borrower or Borrower Party and its property is no longer collateral for the loan discussed below.

INTRODUCTORY PROVISIONS:

The following provisions are a part of and form the basis for this Modification:

A. Capitalized terms not defined herein shall have the meanings assigned to them in the CMCA (as defined below).

B. On May 26, 2023, the Borrower Parties and Lender entered into that certain Consolidated Master Credit Facility Agreement, which set forth the terms governing that certain $53,532,542.80 loan (the "Loan") from Lender to Borrower (the "CMCA").

C. The Loan is evidenced by that certain Consolidated Promissory Note, dated of even date as the CMCA, in the original face amount of $53,532,542.80, executed by Borrowers and made payable to the order of Lender (the "Note").

D. The Loan is currently secured by, among other things, eight (8) Deeds of Trust (as modified and amended in accordance with the CMCA), which no longer include the Richardson Deed of Trust pursuant to Lender's release of the Richardson Deed of Trust.

E. The Loan is currently additionally secured by the Guaranties executed by the Guarantors in favor of Lender.

F. The Borrower Parties have requested that Lender extend the maturity date of the Loan from its original maturity date of July 15, 2025 to and through July 15, 2027.

G. Lender, as an accommodation to the Borrower Parties and in consideration of the agreements of the Borrower Parties set forth in this Modification, including, but not limited to, increasing the Consolidated DSCR Requirement (as defined in the CMCA) and delivering additional periodic certificates to Lender, has agreed to such request as set forth below in this Modification.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Current Loan Balance. The Borrower Parties and Lender hereby acknowledge and agree that the unpaid principal balance of the Note on the date hereof is $41,881,899.77, and all accrued interest due and payable under the Note has been paid to and received by Lender through the most current Payment Date (as defined in the Note) of August 5, 2025.

2. Extension of Maturity Date. The Lender and the Borrower Parties hereby agree that the Maturity Date (as defined and set forth in the Note) and the maturity date discussed in all other Loan Documents are hereby amended, modified and extended from July 15, 2025 to and including July 15, 2027.

3. Change of Note Payment Date. The Lender and the Borrower Parties hereby agree that the Payment Date (as defined and set forth in the Note), from and after the date of this Modification, is the fifth (5th) day of each calendar month and if such date is not a Business Day the next succeeding Business Day.

4. Modification of Consolidated DSCR Requirement. The Lender and the Borrower Parties hereby agree that Section 3.3(c) of the CMCA is hereby amended, modified and restated in its entirety to read as follows:

(c) Beginning December 31, 2025, and every six months thereafter until the Note has been repaid in full to Lender, the Borrower Parties and Lender agree that the Borrowers shall submit to Lender a compliance certificate (the "DSCR Compliance Certificate"), together with supporting Financial Statements that substantiate the calculations made therein, reflecting that, as of such December 31st and each June 30th and December 31st thereafter (each a "Test Date"), the Mortgaged Property is generating a minimum Consolidated DSCR of 1.40 (the "Consolidated DSCR Requirement"). If on any Test Date the Mortgaged Property fails to satisfy the Consolidated DSCR Requirement as of the end of such reporting period on such Test Date (a "DSCR Triggering Event"), then such event shall not by itself constitute and Event of Default, but within (10) days after such DSCR Triggering Event and for each calendar month thereafter until the Mortgaged Property achieves a Consolidated DSCR equal to or greater than the Consolidated DSCR Requirement for a subsequent semi-annual test period (as determined on a Test Date), Borrowers shall cause all Consolidated NOI received from the Mortgaged Property, other than monthly principal and interest payments on the Note which Borrowers shall continue to make in all events through an auto-debit process, when due and payable under the Note, to be deposited (the "Cash Flow Sweep") into the DSCR Account. Such Cash Flow Sweep shall also be implemented at all times during the existence of any monetary Default; provided, however, the foregoing shall not limit Lender's other rights under the Loan Documents with respect to such monetary Default. In the event that the monetary Default is cured or the Mortgaged Property thereafter achieves a Consolidated DSCR equal to or greater than the Consolidated DSCR Requirement for a subsequent semi-annual period, and provided no Default is then existing, the Cash Flow Sweep of Consolidated NOI shall terminate and all funds then being held in the DSCR Account shall be returned to Borrowers; provided, further, the foregoing provisions shall not remain in effect in the event the Consolidated DSCR later falls below the Consolidated DSCR Requirement (i.e., Borrowers shall commence depositing all Consolidated NOI into the DSCR Account as required above) or a monetary Default thereafter occurs. After two consecutive failed tests, Lender shall have the right to apply any and all funds in the DSCR Account to the unpaid principal balance of the Note. Notwithstanding anything to the contrary stated herein or any of the Loan Documents, including, but not limited to, the Deeds of Trust, in the event that a DSCR Triggering Event shall occur, in addition to the Cash Flow Sweep discussed above, the Borrowers shall, instead of quarterly, immediately commence and continue so long as such DSCR Triggering Event is still in existence, submit all Financial Information required under Sections 10(a) and (10)(c) of the each of the Deeds of Trust on a monthly basis on the last day of each calendar month instead of quarterly basis on the last day of a calendar quarter.

5. Additional Default if Consolidated DSCR Fails to Achieve 1.10. The Lender and the Borrower Parties hereby agree that Section 3.3 of the CMCA is hereby amended and modified by adding the below new Section 3.3(d) to the CMCA:

"(d) If on any Test Date the Consolidated DSCR is below 1.10 to 1.00 (a "Consolidated Default DSCR"), then such occurrence shall immediately constitute a Default under this Agreement, the Borrower Parties shall have no right of notice and cure and Lender shall have the right to accelerate the Note and Loan and to exercise all

remedies available under the Loan Documents, at law or in equity; provided, however, Lender, before such acceleration and exercise of remedies, shall provide Borrower with a written notice of such Default and Borrower shall have ten (10) days to deliver to Lender an amount of money, which if applied against the principal balance of the Loan would bring the Consolidated DSCR above or equal to a 1.10 to 1.00. If Lender receives such payment within such ten-day period, then Lender, as regards such Default, shall apply such payment to the unpaid principal balance of the Note and such Default upon such application of such payment shall be deemed to be waived by Lender."

6. Modification of Default Section. The Lender and the Borrower Parties hereby agree that Section 5.1 of the CMCA is hereby amended and modified by adding the below new clause (w) to the PROVIDED, HOWEVER, Section (1), which is hereby inserted immediately after the word "than" and immediately prior to clause (x) in such Section (1):

"(w) Borrower's failure to maintain a Consolidated DSCR of at least a 1.10 to 1.00 on any Test Date as set forth of Section 3.3(d) of this Agreement,"

7. Certifications To Be Delivered by Borrower. The Lender and the Borrower Parties hereby agree that the CMCA is hereby amended and modified by adding the below new Section 4.4 to the CMCA:

"4.4 Delivery of Certifications. In regards to the Financial Information (as defined in each of the Deeds of Trust) to be delivered by Borrower and Guarantors as required under Sections 10(a) through (e) of each of the Deeds of Trust, each and every time such Financial Information is delivered by Borrower and/or Guarantor to Lender in accordance with the requirements of each of Section 3.3(c) and Sections 10(a) through (e), respectively, Borrower shall also deliver with such Financial Information a written certification in the forms of Schedules 2, 3, 4 and 5 attached hereto (collectively, the "Forms of Certifications"; and each individually, a "Form of Certification"), addressed to Lender and originally executed by the either Allen Hartman or Margret Hartman, as officers of each entity providing such Financial Information, certifying that (i) to the best of such person's knowledge, there exists no breach, failure or Default by Borrower under any of the Loan Documents and (ii) the Financial Information that is attached to each such certification (A) is true and correct and (B) complies with all financial covenants and requirements under the Loan Documents and other applicable covenants and requirements under the Loan Documents. The Forms of Certifications to be delivered to Lender are as follows:

(1) The Form of Certification to be delivered by Borrower to Lender pursuant to Section 3(c) of this Agreement is attached hereto as Schedule 2 (the "DSCR Compliance Certificate").

(2) The Form of Certification to be delivered together with the Financial Information to be delivered by Borrower to Lender pursuant to Section 10(a) of each of the Deeds of Trust is attached hereto as Schedule 3 (the "Tenant Operations Certificate").

(3) The Form of Certification to be delivered together with the Financial Information to be delivered by Borrower to Lender pursuant to Section 10(b), Section 10(c) and Section 10(d) of each of the Deeds of Trust is attached hereto as Schedule 4.

(4) The Form of Certification to be delivered together with the Financial Information to be delivered by each Guarantor to Lender pursuant to Section 10(e) of the Deeds of Trust is attached hereto as Schedule 5.

8. Incorporation of Schedules 2 Through 5 into the CMCA. The Lender and Borrower Parties hereby agree that Schedules 2, 3, 4 and 5 attached to this Modification are hereby inserted, incorporated and made part of for all purposes the CMCA as Schedules 2, 3, 4 and 5 thereto.

9. No Other Changes to CMCA and Continuation of Payments. No other changes are hereby made to the Note, CMCA or other Loan Documents and the Borrower Parties hereby agree that Borrowers shall continue to make all principal and interest payments under the Loan from and after the date hereof, including, but not limited to, those principal and interest payments to be made on all Payment Dates from and including August 5, 2025 through the Maturity Date, each in the amount of $57,275.00 in principal plus accrued and unpaid interest.

10. Modification of Eight Deeds of Trust. The Lender and the Borrower Parties agree, acknowledge and confirm that the Note and Loan are currently secured by, among other things, the following eight (8) Deeds of Trust:

(a) that certain deed of trust, assignment of rents and security agreement (the "Spectrum Deed of Trust"), recorded under County Clerk File No. 2018-0252882 of the Real Property Records of Bexar County, Texas, as amended by Modification of Note and Lien recorded under County Clerk File No. 2022-0074383 of the Real Property Records of Bexar County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 20230097394 of the Real Property Records of Bexar County, Texas;

(b) that certain deed of trust, assignment of rents and security agreement (the "11211 Deed of Trust"), recorded under County Clerk File No. 2019-13688 of the Real Property Records of Harris County, Texas, as amended by Modification of Note and Lien recorded under County Clerk File No. 2022-157102 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198568 of the Real Property Records of Harris County, Texas;

(c) that certain deed of trust, assignment of rents and security agreement (the "Broadfield Deed of Trust"), recorded under County Clerk File No. 2019-465108 of the Real Property Records of Harris County, Texas, as amended by Modification of Note and Lien recorded under County Clerk File No. 2022-157120 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198630 of the Real Property Records of Harris County, Texas;

(d) that certain deed of trust, assignment of rents and security agreement

(the "Park Ten Deed of Trust"), recorded under County Clerk File No. 2019-464796 of the Real Property Records of Harris County, Texas, as amended by Modification of Note and Lien recorded under County Clerk File No. 2022-157111 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198857 of the Real Property Records of Harris County, Texas;

(e) that certain deed of trust, assignment of rents and security agreement (the "FM 1960 Deed of Trust"), recorded under County Clerk File No. 2019-465134 of the Real Property Records of Harris County, Texas, as amended by Modification of Note and Lien recorded under County Clerk File No. 2022-157113 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198995 of the Real Property Records of Harris County, Texas;

(f) that certain deed of trust, assignment of rents and security agreement (the "Timberway Deed of Trust"), recorded under County Clerk File No. 2020-117017 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198519 of the Real Property Records of Harris County, Texas;

(g) that certain deed of trust, assignment of rents and security agreement (the "Village Pointe Deed of Trust"), recorded under County Clerk File No. 2020-0055146 of the Real Property Records of Bexar County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 20230097374 of the Real Property Records of Bexar County, Texas; and

(h) that certain deed of trust, assignment of rents and security agreement (the "Park Deed of Trust"), recorded under County Clerk File No. 2020-117016 of the Real Property Records of Harris County, Texas, as further amended by Modification of Note and Lien recorded under County Clerk File No. 2023-198516 of the Real Property Records of Harris County, Texas.

The Lender and Borrower Parties further hereby agree that the date "May 11, 2025" located in clause (a) in each To Secure To Lender Section located on page 4 of each of the Deeds of Trust is hereby amended, modified and restated in each of the Deeds of Trust to read "July 15, 2027".

11. Mortgagee Title Policy Endorsements. The Lender and Borrower Parties acknowledge and agree that insuring the lien of each of the Deeds of Trust, Borrower caused Stewart Title Guaranty Company (the "Title Company") to issue a separate mortgagee title insurance policy for each of the Deeds of Trust for the benefit of Lender (each a "Mortgagee Policy"). Contemporaneously with the execution and delivery hereof, Borrower shall cause the Title Company to issue to Lender an endorsement to each Mortgagee Policy insuring the lien of each Deed of Trust, in form and content acceptable to Lender, agreeing that each Mortgagee Policy is still in effect and unimpaired, notwithstanding the terms and provisions of this Modification.

12. Extension Fee. Lender and the Borrower Parties hereby agree that in consideration of Lender entering into this Modification, Borrower shall, simultaneously with the execution and

delivery of this Modification to Lender, pay and deliver to Lender a modification fee in the amount of $125,646.00.

13. No Release of Any Liabilities Under any of the Deeds of Trust, the Guaranties or Loan Documents.

(a) All of the Mortgaged Property (other than the Richardson Property) as described in the Deeds of Trust (other than the Richardson Deed of Trust) shall remain in all respects subject to the lien, security interest or encumbrance of such Deeds of Trust and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, security interest or encumbrance of such Deeds of Trust or the priority thereof over any other liens, security interests or encumbrances or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

(b) Guarantors agrees that nothing herein contained or in any other document executed in connection with this Modification shall operate to release the Guarantors from their liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Guaranties.

(c) Nothing herein contained shall operate to release the Borrower Parties from their liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Note, the CMCA, the Deeds of Trust (other than the Richardson Deed of Trust), the Guaranties or any other of the Loan Documents, except as herein expressly modified.

(d) Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrower Parties to Lender as evidenced by the Note, the CMCA, the Deeds of Trust (other than the Richardson Deed of Trust), the Guaranties, any other of the Loan Documents or this Modification.

(e) As a material inducement to Lender to execute and deliver this Modification, THE BORROWER PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, ITS OFFICERS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES HAVE, MAY HAVE OR WHICH MAY ARISE IN THE FUTURE AGAINST THE RELEASED PARTIES, IF ANY, INCLUDING, BUT NOT LIMITED TO, CLAIMS ARISING OUT OF (I) CONTRACT, TORT, VIOLATION OF LAW, STATUTE, OR REGULATIONS, OR OTHERWISE, (II) THE LOAN REPRESENTED BY THE NOTE, (III) ANY ACTION OR INACTION ON THE PART OF LENDER WITH RESPECT TO THE LOAN, (IV) ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE, (V) THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS MODIFICATION OR ANY

OF THE LOAN DOCUMENTS, OR (VI) THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS MODIFICATION OR ANY OF THE LOAN DOCUMENTS.

(f) Contemporaneously with the execution and delivery hereof, Borrowers shall pay, or cause to be paid, all fees, costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Lender, payable by Borrowers to Lender at closing on the modification transactions contemplated herein.

(g) This Modification shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of acceleration of the maturity of the Note or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money under the Note or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision of any of the CMCA, the Note, any of the Deeds of Trust, or any of the other Loan Documents or other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced by the Note at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing under the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal of the Note, such excess shall be refunded to Borrowers. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrowers to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Borrower and Lender.

(h) This Modification shall be binding upon the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank; Signatures on Following Page.]

EXECUTED as of the date of the acknowledgments, to be effective as of the date first above written.

BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation

its General Partner

By: ______________________
Allen R. Hartman, President

RP-2025-321286

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman vREIT XXI, Inc., which is the sole General Partner of Hartman vREIT XXI Operating Partnership L.P., which is the company that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

RP-2025-321286

HARTMAN SPECTRUM, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman Spectrum, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman Spectrum, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN 11211, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman 11211, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman 11211, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN 1400 BROADFIELD LLC,
a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

RP-2025-321286

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman 1400 Broadfield, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman 1400 Broadfield, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN 16420 PARK TEN LLC,
a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman 16420 Park Ten, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman 16420 Park Ten, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN 7915 FM 1960 LLC,
a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman 7915 FM 1960, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman 7915 FM 1960, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN TIMBERWAY II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________

Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman Timberway II, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman Timberway II, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____

Notary Public in and for the State of Texas

HARTMAN PARK TEN PLACE I & II, LLC,
a Texas limited liability company

By: REIT Property Management, LLC,
a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,
a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman Park Ten Place I & II, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman Park Ten Place I & II, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

HARTMAN VILLAGE POINTE, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________
Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which is the sole Manager of Hartman Village Pointe, LLC, the limited liability company that executed the foregoing instrument as Manager of Hartman Village Pointe, LLC, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____
Notary Public in and for the State of Texas

RP-2025-321286

GUARANTORS:

Allen R. Hartman, Individually

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, the individual that executed the foregoing instrument as Guarantor, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said individual, and that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

Notary Public in and for the State of Texas

RP-2025-321286

HARTMAN VREIT XXI, INC.,

a Maryland corporation

By: ______________________

Name: Allen R. Hartman

Title: President

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman vREIT XXI, Inc., the corporation that executed the foregoing instrument as Guarantor, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____

Notary Public in and for the State of Texas

MANAGER:

REIT PROPERTY MANAGEMENT, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________

Allen R. Hartman, sole Manager

STATE OF TEXAS §

COUNTY OF HARRIS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, sole Manager of Hartman Advisors II, LLC, which is the sole Manager of REIT Property Management, LLC, which executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company, and that he executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of August, 2025.

MICHELLE GUTIERREZ
Notary Public, State of Texas
Comm. Expires 06-28-2029
Notary ID 125883000

____

Notary Public in and for the State of Texas

RP-2025-321286

LENDER:

EAST WEST BANK,

a California corporation

By: ______________________
James J. Johnson, Senior Vice President

STATE OF TEXAS §

COUNTY OF DALLAS §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared James J. Johnson, Senior Vice President of East West Bank, a California corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11th day of August, 2025.

____
Notary Public in and for the State of Texas

RITZEL A. GONZALEZ
Notary Public, State of Texas
Comm. Expires 05-23-2027
Notary ID 134374461

SCHEDULE 2

DSCR Compliance Certificate

[The form of DCR Compliance Certificate immediately follows this cover page.]

DSCR COMPLIANCE CERTIFICATE*

East West Bank

5001 Spring Valley Rd.

Ste. 825W

Dallas, Texas 75244
Attn: James J. Johnson

East West Bank

Loan Servicing Department

9300 Flair Drive

6th Floor

El Monte, California 91731

Re: Consolidated Master Credit Facility Agreement (the "**Loan Agreement**") dated as of May 26, 2023, by the entities whose signature blocks appear below in this certificate ("**Borrowers**"), and **EAST WEST BANK** (together with its successors and assigns, collectively, "**Lender**")

Gentlemen:

Pursuant to Section 3.3(c) and Section 4.4 of the Loan Agreement, Borrowers certify and warrant to Lender that as of _________, 202__:

The Consolidated DSCR, as determined in accordance with the Loan Agreement, equals or exceeds the Consolidated DSCR Requirement; and

To their knowledge, the calculation of the Consolidated DSCR attached hereto as Exhibit A and the Financial Statements accompanying this certificate are in accordance with the requirements of the Loan Agreement in all material respects.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement; and

In preparing this DCR Compliance Certificate, Borrowers have conducted, or caused to be conducted under the supervision of authorized signatory hereto, such investigations as in such signatory's opinion are reasonably necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Lender is justified in relying.

WITNESS the due execution of this DCR Compliance Certificate by the undersigned on _________, 202_.

BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation

its General Partner

By: ______________________________

Title: ___________________________

HARTMAN SPECTRUM, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

HARTMAN 11211, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 1400 BROADFIELD LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

RP-2025-321286

HARTMAN 16420 PARK TEN LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 7915 FM 1960 LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN TIMBERWAY II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________

Title: ______________________

HARTMAN PARK TEN PLACE I & II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ______________________

Title: ______________________

HARTMAN VILLAGE POINTE, LLC,
a Texas limited liability company

By: REIT Property Management, LLC,
a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,
a Texas limited liability company, sole Manager

By: ____________________
Title: ______________________

RP-2025-321286

SCHEDULE 3

Tenant Operations Certificate

[The form of Tenant Operations Certificate immediately follows this cover page.]

RP-2025-321286

TENANT OPERATIONS CERTIFICATE*

East West Bank

5001 Spring Valley Rd.

Ste. 825W

Dallas, Texas 75244
Attn: James J. Johnson

East West Bank

Loan Servicing Department

9300 Flair Drive

6th Floor

El Monte, California 91731

Re: Consolidated Master Credit Facility Agreement (the "**Loan Agreement**") dated as of May 26, 2023, by the entities whose signature blocks appear below in this certificate ("**Borrowers**"), and **EAST WEST BANK** (together with its successors and assigns, collectively, "**Lender**")

Gentlemen:

Pursuant to Section 4.4 the Loan Agreement and Section 10 of the Deeds of Trust, Borrowers certify and warrant to Lender that, to the best of their actual knowledge and belief, the rent roll, leasing, occupancy reports, operating statements, tenant aged rent receivables and tenant occupancy reports for the Property attached hereto as Exhibit A are true and correct in all material respects as of the respective dates thereof.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

In preparing this Tenant Operations Certificate, Borrowers have conducted or caused to be conducted under the supervision of authorized signatory hereto, such investigations as in such signatory's opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Lender is justified in relying.

[The remainder of this page is intentionally left blank.]

WITNESS the due execution of this Tenant Operations Certificate by the undersigned on _________, 202_.

BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation

its General Partner

By: ______________________________

Title: __________________________

HARTMAN SPECTRUM, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

RP-2025-321286

HARTMAN 11211, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 1400 BROADFIELD LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 16420 PARK TEN LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 7915 FM 1960 LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN TIMBERWAY II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

RP-2025-321286

HARTMAN PARK TEN PLACE I & II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

HARTMAN VILLAGE POINTE, LLC,
a Texas limited liability company

By: REIT Property Management, LLC,
a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,
a Texas limited liability company, sole Manager

By: ____________________
Title: ____________________

SCHEDULE 4

Financial Statement Certificate

[The form of Financial Statement Certificate immediately follows this cover page.]

FINANCIAL STATEMENT CERTIFICATE

East West Bank

5001 Spring Valley Rd.

Ste. 825W

Dallas, Texas 75244
Attn: James J. Johnson

East West Bank

Loan Servicing Department

9300 Flair Drive

6th Floor

El Monte, California 91731

Re: Consolidated Master Credit Facility Agreement (the "**Loan Agreement**") dated as of May 26, 2023, by the entities whose signature blocks appear below in this certificate ("**Borrowers**"), and **EAST WEST BANK** (together with its successors and assigns, collectively, "**Lender**")

Gentlemen:

Pursuant to Section 4.4 the Loan Agreement, Borrowers certify and warrant to Lender that as of _______________, **202_:**

To the best of its actual knowledge, the Financial Information of Borrowers attached hereto as Exhibit A is in accordance with the requirements of the Loan Agreement and Section 10 of the Deeds of Trust in all material respects and covers each Mortgaged Property encumbered by each of the Deeds of Trust.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement or in the Deeds of Trust.

In preparing this Financial Statement Certificate, Borrowers have conducted or caused to be conducted under the supervision of authorized signatory hereto, such investigations as in such signatory's opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Lender is justified in relying.

[The remainder of this page is intentionally left blank.]

WITNESS the due execution of this Financial Information Certificate by the undersigned on _____________, 20__.

BORROWERS:

HARTMAN vREIT XXI OPERATING PARTNERSHIP L.P.,
a Texas limited partnership

By: Hartman vREIT XXI, Inc.,
a Maryland Corporation

its General Partner

By: ______________________________

Title: _________________________

HARTMAN SPECTRUM, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: _____________________

Title: ___________________

HARTMAN 11211, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 1400 BROADFIELD LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ________________________

HARTMAN 16420 PARK TEN LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ______________________

HARTMAN 7915 FM 1960 LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ______________________

HARTMAN TIMBERWAY II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

HARTMAN PARK TEN PLACE I & II, LLC,

a Texas limited liability company

By: REIT Property Management, LLC,

a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,

a Texas limited liability company, sole Manager

By: ____________________

Title: ____________________

HARTMAN VILLAGE POINTE, LLC,
a Texas limited liability company

By: REIT Property Management, LLC,
a Texas limited liability company, sole Manager

By: Hartman Advisors II, LLC,
a Texas limited liability company, sole Manager

By: ____________________
Title: ________________________

RP-2025-321286

SCHEDULE 5

Financial Covenants Compliance Certificate

[The form of Financial Covenants Compliance Certificate immediately follows this cover page.]

FINANCIAL COVENANTS COMPLIANCE CERTIFICATE

East West Bank

5001 Spring Valley Rd.

Ste. 825W

Dallas, Texas 75244
Attn: James J. Johnson

East West Bank

Loan Servicing Department

9300 Flair Drive

6th Floor

El Monte, California 91731

Re: Guaranty (the "**Guaranty**") dated as of May 26, 2023, from [Allen R. Hartman] [Hartman vREIT XXI, Inc., a Maryland corporation] ("**Guarantor**"), to EAST WEST BANK (together with its successors and assigns, collectively, "**Lender**")

Gentlemen:

In connection with that certain Consolidated Master Credit Facility Agreement (the "**Loan Agreement**") dated as of May 26, 2023, executed by the Borrower Parties (as defined in the Loan Agreement) and Lender, concerning a loan from Lender in the amount of 53,532,542.80 (the "**Loan**"), Guarantor hereby certifies to Lender that as of ____________ __, 202__*:

(a) All Financial Information (as defined in the Deeds of Trust) regarding Guarantor, as required under Section 10(e) of the Deeds of Trust, is set forth in the Financial Statements provided herewith to Lender; and

(b) The "Net Worth" (as defined in the Guaranty) of the Guarantor as determined in accordance with the Guaranty equals $__________, exceeds the Net Worth Threshold, comprised as more particularly described in the Financial Statements provided herewith to Lender.

Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

For your information, attached to this certificate are the most recent bank statements of Guarantor evidencing such Net Worth.

In preparing this Financial Covenants Compliance Certificate, Guarantor has conducted or caused to be conducted under the supervision of authorized signatory hereto, such investigations as in such signatory's opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Lender is justified in relying.

[Remainder of page intentionally left blank.]

* Such date must occur within 120 days of each June 30th and December 31st.

WITNESS the due execution of this Financial Covenants Compliance Certificate by the undersigned on _________, 202__.

GUARANTOR:

[________________________________
Allen R. Hartman, Individually]

[**HARTMAN VREIT XXI, INC.,**
a Maryland corporation

By:_________________________
Name: Allen R. Hartman
Title: President]